                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 20, 2003

                                   ----------

                              Stonepath Group, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                            001-16105                          65-0867684
-----------------------------          ------------------------              -------------------
(State or Other Jurisdiction           (Commission File Number)                (IRS Employer
     of Incorporation)                                                       Identification No.)


    1600 Market Street, Suite 1515
     Philadelphia, Pennsylvania                                                       19103
----------------------------------------                                           ----------
(Address of Principal Executive Offices)                                           (Zip Code)



       Registrant's telephone number, including area code: (215) 979-8370

                                 Not Applicable
      --------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------


         On June 20, 2003, through its indirect wholly owned subsidiary, Stonepath Logistics Government Services, Inc. ("SLGS"), Stonepath Group, Inc. (the "Company") acquired the business of Regroup Express L.L.C., a Virginia limited liability company ("Regroup"), by purchasing substantially all of Regroup's assets.

         The business acquired from Regroup provides time-definite domestic and international transportation services including air and ground freight forwarding, ocean freight forwarding, major project logistics as well as local pick up and delivery services. The customers of the acquired business include U.S. government agencies and contractors, select companies in the retail industry and other commercial businesses.

         The assets acquired from Regroup consist primarily of its goodwill and other intangible assets, such as its intellectual property, employee base, operating methods and systems, customer relationships and ongoing operations. Certain leases were assumed and personal property was acquired, consisting primarily of office equipment. Accounts receivable were not acquired and accounts payable and other obligations were not assumed. The consideration paid by the Company at the closing of the transaction was $4.7 million, which amount was paid through a combination of $3.7 million in cash and $1.0 million of the Company's common stock. Regroup will be entitled to an earn-out arrangement over a period of five years providing for a total base purchase price of up to $17.2 million, contingent upon the future financial performance of SLGS following the acquisition. Regroup may also be entitled to an additional earn-out payment to the extent its pre-tax earnings exceed $17.5 million during the earn-out period. The funds required for the cash payment at the closing were obtained by the Company from its credit facility with LaSalle Business Credit, Inc. The consideration was determined based on arms-length negotiations between the parties.

         The acquisition also included the employment of Jed J. Shapiro and Charles R. Cain, the sole members and principal managers of Regroup, as the executive managers of SLGS.

         Prior to the acquisition, Regroup operated under an agency agreement with another logistics service business. Accordingly, its financial statements for the periods prior to the acquisition only reflected revenue net of the cost of purchased transportation and other agency charges. Following the acquisition, the Company will conduct the acquired operations for its own account and not as an agent. If Regroup had conducted its business in the manner in which it will be conducted as a business unit of the Company, Regroup's revenues for 2002 would have been $18.5 million (instead of the $4.2 million reflected in its financial statements), reflecting the full amounts paid by customers for transportation services. The Company's management believes that it is important to provide this revenue information because it reflects the manner in which the revenues will be recognized for the acquired business as it will be conducted by the Company. The following is a reconciliation of this revenue information to the historical amounts reflected in Regroup's financial statements.

                                                                    Pro forma
                                            As reported            Adjustments          Pro forma
                                       --------------------    ------------------    --------------
Total revenues                            $       4,163,000       $ 14,297,000[a]     $  18,460,000
Cost of transportation                                   --         13,110,000[b]        13,110,000
                                       --------------------    ------------------    --------------
Net revenues                              $       4,163,000       $  1,187,000        $   5,350,000
                                       ====================    ==================    ==============


[a] To reflect revenues and the cost of purchased transportation services on a gross basis.
[b] To reflect cost of transportation, net of accounting and factoring fees charged under an agency agreement with another logistics service business.

         On June 23, 2003, the Company issued a Press Release announcing the transaction. A copy of the Press Release is attached to this Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

         (a)  Financial Statements of Acquired Business.

              It is impracticable at the time of the filing of this Current Report on Form 8-K to provide the historical financial information for Regroup required by Regulation S-X. Accordingly, the Company will file the required historical financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report must be filed with the Commission.

         (b)  Pro Forma Financial Information.

              It is impracticable at the time of the filing of this Current Report on Form 8-K to provide the pro forma financial information that will show the acquisition of Regroup by the Company as required by Regulation S-X. Accordingly, the Company will file the required pro forma financial information under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event not later than 60 days after the date on which this Current Report must be filed with the Commission.

         (c)  Exhibits (referenced to Item 601 of Regulation S-K).

         2.6 Asset Purchase Agreement by and among Stonepath Logistics Government Services, Inc. (f/k/a "Transport Specialists, Inc."), Regroup Express L.L.C. and Jed J. Shapiro and Charles R. Cain, the sole members of Regroup Express L.L.C., dated June 4, 2003

         99.1 Press Release dated June 23, 2003

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             STONEPATH GROUP, INC.



Date: July 3, 2003                           By:  Dennis L. Pelino
                                                --------------------------------
                                                  Name:  Dennis L. Pelino
                                                  Title: Chairman and
                                                         Chief Executive Officer

                                  Exhibit Index


    Exhibit Number         Description
    --------------         -----------
    2.6                    Asset Purchase Agreement by and among Stonepath
                           Logistics Government Services, Inc. (f/k/a "Transport
                           Specialists, Inc."), Regroup Express L.L.C. and Jed
                           J. Shapiro and Charles R. Cain, the sole members of Regroup Express L.L.C., dated June 4, 2003

    99.1                   Press Release dated June 23, 2003